AnaptysBio

Corporate Overview

J.P. Morgan 38th Annual Healthcare Conference

January 2020

Nasdaq: ANAB

Safe Harbor Statement

This presentation and the accompanying oral presentation contain “forward-looking” statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including etokimab’s Phase 2 clinical trial in adult chronic rhinosinusitis with nasal polyps patients and ANB019’s Phase 2 trials in GPP and PPP patients; the timing of initiation of a Phase 1 trial with ANB030; the timing of an IND filing for ANB032; the milestones and success of our partnerships with TESARO (now a part of GlaxoSmithKline) and Celgene (now a part of Bristol-Myers Squibb); and our projected 2020 cash burn and cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information.

AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Multiple Clinical Catalysts	Anticipated 2020 catalysts include: etokimab (CRSwNP Phase 2), ANB019 (GPP and PPP Phase 2), ANB030 (Phase 1) and ANB032 (IND filing)
Validated Platform	Rapid antibody R&D engine has advanced 7 internally-generated antibodies to clinical development since 2016
Novel Immunology Pipeline	Focused on first-in-class inflammation and immuno-oncology mechanisms, advancing 1 new program to IND each year
Accelerating Partnership Revenues	Approaching ~$100MM in partnership revenues, dostarlimab approval milestone and royalties anticipated following 2020 US BLA review
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2023, $444MM in cash (end Q3 2019) with projected 2020 net burn of ~$60MM

Wholly-Owned and Partnered Product Pipeline

7 AnaptysBio-Generated Antibodies Advanced to Clinical Development Since 2016

Antibody Program	Therapeutic Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Commercial Rights
		Development Stage & Anticipated Milestones					
Etokimab (ANB020): Anti-IL-33	Atopic Dermatitis				Phase 2a Data Presented at AAD and EAACI 2018; Discontinue Development		AnaptysBio
	Eosinophilic Asthma			Phase 1 Data Presented at AAD and AAAAI 2017	Phase 2a Data Presented at EAACI 2019; Phase 2b On-Hold		
	Chronic Rhinosinusitis With Nasal Polyps				ECLIPSE: Phase 2 Interim Top-Line Data H1 2020		
ANB019: Anti-IL-36R	Generalized Pustular Psoriasis			Phase 1 Data Presented at EAACI 2018	GALLOP: Additional Clinical & Regulatory Update in 2020		
	Palmoplantar Pustulosis				POPLAR: Phase 2 Top-Line Data H2 2020		
ANB030: Anti-PD-1 Agonist	Inflammatory Diseases		IND Filed	Phase 1 To Be Initiated H1 2020			
ANB032: Anti-BTLA Modulator	Inflammatory Diseases		IND Filing Anticipated H2 2020				
Dostarlimab (TSR-042): Anti-PD-1 Antagonist	Endometrial Cancer					GARNET: BLA Submitted; RUBY: Ongoing	gsk
	Ovarian Cancer				MOONSTONE & OPAL: Ongoing	FIRST: Ongoing	
	Non-Small Cell Lung Cancer				JASPER: Ongoing		
TSR-022: Anti-TIM-3	Immuno-Oncology				AMBER: Dostarlimab Combination Trial Ongoing		
TSR-033: Anti-LAG-3	Immuno-Oncology				CITRINO: Dostarlimab Combination Trial Ongoing		
TSR-075: Anti-PD-1/LAG-3 Bispecific	Immuno-Oncology		IND-Enabling Studies Ongoing				
CC-90006: Anti-PD-1 Agonist	Psoriasis			Ongoing			Bristol-Myers Squibb
Undisclosed	Inflammation		Ongoing				

All programs generated internally using AnaptysBio's proprietary antibody platform technology

Anticipated 2020 Wholly-Owned Pipeline Catalysts

Program	Milestone	Timing
Etokimab (anti-IL-33)	ECLIPSE: Adult Chronic Rhinosinusitis with Nasal Polyps Phase 2 Trial	Interim top-line data anticipated in H1 2020
	Moderate-to-Severe Eosinophilic Asthma Phase 2b Trial	Initiation Postponed
ANB019 (anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Additional clinical data and regulatory strategy update anticipated in 2020
	POPLAR: PPP Phase 2 Trial	Top-line data anticipated in H2 2020
ANB030 (anti-PD-1 Agonist)	Phase 1 Initiation	Anticipated H1 2020
ANB032 (anti-BTLA Modulator)	IND Filing	Anticipated H2 2020

AnaptysBio

Wholly-Owned Pipeline: Etokimab (ANB020, Anti-IL-33)

Chronic Rhinosinusitis with Nasal Polyps
Moderate-to-Severe Eosinophilic Asthma

Etokimab: First-in-Class Anti-IL-33 Antibody

Future Development Focused on Respiratory Indications

- IL-33 is genetically associated with asthma
  - IL-33 pathway loss-of-function mutations protect against asthma, while gain-of-function mutations increase asthma incidence
  - Translational studies have demonstrated IL-33's role as pro-inflammatory cytokine released upon allergen contact with epithelium
  - IL-33 activates downstream release of IL-4, IL-5 and IL-13, and modulates IgE-mediated mast cell and basophil degranulation

- Etokimab is a potentially first-in-class anti-IL-33 cytokine antibody
  - Phase I healthy volunteer trial completed without dose-limiting toxicities
  - Etokimab development focused on respiratory indications, including chronic rhinosinusitis with nasal polyps and moderate-to-severe eosinophilic asthma
  - Estimate 400,000 adults diagnosed with chronic rhinosinusitis with nasal polyps, and 1.1 million adults diagnosed with severe asthma, are inadequately controlled by standard of care in the US



Allergen
Epithelium
IL-33
Basophil
Eosinophil
Mast Cell
Type 2 innate lymphoid cell (ILC2)
Th2 cell
Allergen
Dendritic cell
IL-4, IL-5, IL-13
IgE
B cell

IL-33 is believed to act as a gatekeeper of allergic response with demonstrated activity in the initiation (activation of ILC2 cells)[1], propagation (activation of allergen-specific T and B cells)[2] and amplification (degranulation of mast cells and basophils)[3].

1. Cayrol et al. *Curr Opin Immunol* (2014) 31:31
2. Peine et al. Trends Immunol (2016) 37(5):321
3. Saluja *et al. Clin Transl Allergy (2015) 5:33*

ATLAS: Etokimab Atopic Dermatitis Phase 2b Trial

Top-line Data Announced November 2019


Treatment Period
Monitoring Period
Week 0
Week 16
Week 24
Randomization
n=300
Etokimab 600mg SC Loading Dose + 300mg SC q4w Maintenance Dose
Etokimab 300mg SC Loading Dose + 150mg SC q4w Maintenance Dose
Etokimab 300mg SC Loading Dose + 150mg SC q8w Maintenance Dose
Etokimab 20mg SC q4w Maintenance Dose
Placebo

Patient Population	Moderate-to-Severe Adult Atopic Dermatitis Baseline EASI ≥16, BSA ≥10%, IGA ≥3
Primary Endpoint	% Least-Squares (LS) Mean Change in EASI Relative to Baseline at Week 16

ClinicalTrials.gov: NCT03533751

Etokimab Development in Atopic Dermatitis Has Been Discontinued

ATLAS Trial Did Not Demonstrate Improvement Against Placebo

Dose Group (patients randomized, drop-out %)	Baseline EASI Score	% LS Mean Change Relative to Baseline at Week 16 (p value)	% Blood Eosinophil Change Relative to Baseline at Week 16
Placebo (n=60, 28%)	26	-49.4%	+32.8%
Etokimab 20mg Q4W (n=61, 36%)	30	-41.6% (p=0.44)	+20.4%
Etokimab 150mg Q8W (n=59, 31%)	27	-55.7% (p=0.50)	-0.8%
Etokimab 150mg Q4W (n=60, 28%)	32	-47.4% (p=0.83)	-23.8%
Etokimab 300mg Q4W (n=60, 33%)	30	-44.6% (p=0.67)	-14.3%

Etokimab was generally safe and well tolerated
Pharmacokinetic data confirmed that each group was appropriately dosed

Etokimab Eosinophilic Asthma Phase 2a Trial

Single Dose of Etokimab or Placebo Administered on Day 1


Day 1 (Baseline)
Day 2
Day 8
Day 22
Day 36
Day 64
Day 85
Day 106
Day 127
Randomization
n=25
Etokimab 300mg IV Single Dose + High Dose ICS/LABA
n=12
Placebo Single Dose + High Dose ICS/LABA
n=13

Patient Population	Adults with severe asthma (according to GINA 2016) Pre-bronchodilator FEV1 <80% of predicted Blood eosinophils ≥300 cells/microliter ≥1 asthma exacerbation in past year requiring rescue medication Stably maintained on ICS/LABA dose for at least 3 months prior to screening
Key Endpoint	Efficacy: % change in FEV1 relative to baseline

ClinicalTrials.gov: NCT03469934

FEV1 Improvement Relative to Baseline After Single Dose

Rapid and Sustained Lung Function Improvement In Etokimab Arm



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Improvement Relative to Baseline
1 2
8
22
36
64
85
106
127
Day
Etokimab
Placebo

Timepoint	FEV1 Improvement Relative to Baseline		
	Etokimab	Placebo	Net
Day 2	12%	4%	8%
Day 8	9%	5%	4%
Day 22	16%	8%	8%
Day 36	14%	8%	6%
Day 64	15%	4%	11%
Day 85	9%	7%	2%
Day 106	11%	11%	0%
Day 127	13%	8%	5%

ACQ-5 Score Reduction Relative to Baseline After Single Dose

Etokimab Arm Achieved Minimal Clinically Important Difference (MCID) of 0.50 Score Reduction Relative to Baseline



-
(0.10)
(0.20)
(0.30)
(0.40)
(0.50)
(0.60)
(0.70)
(0.80)
Reduction Relative to Baseline
MCID
1
8
22
36
64
85
106
127
Day
Etokimab
Placebo

Timepoint	ACQ-5 Score Reduction Relative to Baseline		
	Etokimab	Placebo	Net
Day 8	-0.62	-0.09	-0.52
Day 22	-0.48	-0.25	-0.24
Day 36	-0.60	-0.12	-0.48
Day 64	-0.67	-0.12	-0.54
Day 85	-0.67	-0.18	-0.48
Day 106	-0.72	-0.44	-0.27
Day 127	-0.77	-0.36	-0.41

ECLIPSE: Etokimab CRSwNP Phase 2 Trial

Interim Top-Line Data Anticipated H1 2020


Treatment Period
Monitoring Period
Week 0
Week 16
Week 24
Randomization
n=100
Etokimab 300mg SC Loading Dose +
150mg SC q4w Maintenance Dose + MFNS
Etokimab 300mg SC Loading Dose +
150mg SC q8w Maintenance Dose + MFNS
Placebo + MFNS
Week 8
Interim
Analysis

MFNS = mometasone furoate nasal spray

Patient Population	Adult Chronic Rhinosinusitis with Nasal Polyps Baseline NPS ≥4 and SNOT-22 >7

Key Endpoints	Primary: change in NPS and SNOT-22 relative to baseline Secondary: FEV1 and blood eosinophil change relative to baseline

ClinicalTrials.gov: NCT03614923

AnaptysBio

Wholly-Owned Pipeline: Anti-IL-36R (ANB019)

Adult Generalized Pustular Psoriasis
Adult Palmoplantar Pustulosis

IL-36 Dysfunction Mediates Severe Inflammatory Disease

Genetic Association with Generalized Pustular Psoriasis



Normal Individuals
IL-36 cytokine signaling balanced by function IL-36 receptor antagonist
Disease Patients
Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels
Treated Patients
Anti-IL-36R antibody has the potential to dampen disease by blocking the IL-36 receptor
α
β
γ
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Dysfunctional Receptor Antagonist
Dysfunctional Receptor Antagonist
Ab Blocking Receptor
Balanced Inflammatory Response
Generalized Pustular Psoriasis or Palmoplantar Pustulosis
Dampened Inflammatory Response

Generalized Pustular Psoriasis (GPP)

Orphan Disease Associated with IL-36 Receptor Antagonist Mutations

- GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules
  - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g. IL-8)
- Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection
  - No approved therapies for treatment of GPP
- Affects approximately 3,000 patients in the United States





GALLOP: ANB019 Moderate-to-Severe GPP Phase 2 Trial

Trial Design



Treatment Period
Monitoring Period
Washout Period ≥4 weeks
Screening
Day 1 (Baseline)
Day 113 (16 weeks)
Day 169 (24 weeks)
ANB019 750mg IV Loading Dose
+ 100mg SC q4w Maintenance Dose

Patient Population (up to n=10)	• Moderate-to-severe adult generalized pustular psoriasis patients • Baseline mJDA score ≥7, ≥10% body surface area covered by pustules • No concomitant dermatological condition or infection • Washout prior therapy for at least 4 weeks
Key Endpoints	• Primary: Improvement in modified Japanese Dermatology Association (mJDA) index based upon Clinical Global Impression (CGI) scale at Day 28 and Day 113 with ANB019 monotherapy* • Secondary: change in skin pustules, serum C-reactive protein (CRP) levels

ClinicalTrials.gov: NCT03619902

* Rescue therapy available if no improvement by Day 28, however use of rescue therapy disqualifies patient from achieving primary endpoint

ANB019 Monotherapy Resulted in Rapid and Sustained Improvement

Interim Analysis Conducted Using First Two Patients To Complete Day 113

Endpoint	Baseline (average)	Result (average, where applicable)
Primary endpoint		Achieved by both patients
Rescue therapy use		None
mJDA score (combines dermatological and systemic inflammation markers)	9	Reduced by 58% at Day 8 and 63% at Day 113
Skin pustules (dermatological hallmark of GPP)	27%	Complete clearance (100% reduction) from Day 8 through Day 113
CRP (systemic inflammation marker)	34 mg/L	Reduced by 47% at Day 8 and 75% at Day 113
Genotype		Wildtype, unmutated IL36RN, CART14 and AP1S3 alleles
Anti-Drug Antibodies		None detected



Patient 1
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Baseline
mJDA Score
Skin Pustules
CRP
1
8
15
22
29
57
85
113
Day



Patient 2
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Baseline
mJDA Score
Skin Pustules
CRP
1
8
15
22
29
57
85
113
Day

Another patient dropped out of the trial due to *Staphylococcal aureus* bacteremia diagnosis on Day 3 post-ANB019 dosing, which was deemed a possibly drug related SAE. AnaptysBio believes this event is unlikely to be drug related due to prior patient history and symptoms of infection prior to ANB019 dosing.

Interim Analysis Summary

Anticipate Additional Clinical Data and Regulatory Strategy Update in 2020

- Both patients achieved the primary endpoint of disease score improvement at Day 29 and Day 113 without requiring rescue therapy
  - Patients demonstrated rapid and sustained mJDA score improvement, with reduction of 58% at Day 8 and 63% at Day 113
  - Complete clearance of pustules was achieved by Day 8 and through Day 113, while CRP decreased to nearly normal levels in both patients
- ANB019 was generally well-tolerated by both patients included in interim analysis
  - No serious or severe adverse events were reported
- Based upon results of interim analysis, enhancing enrollment with:
  - Increased clinical sites and geographies
  - Curtailed washout period requirement for enrollment

Palmoplantar Pustulosis (PPP)

Orphan Disease Associated With Elevated IL-36 Cytokine Levels

- Severe inflammation of hands and feet
  - Significant pain and inability to stand, walk or work
- No approved therapeutic options in this indication
- PPP is an orphan disease that affects approximately 150,000 patients in the United States



POPLAR: ANB019 Palmoplantar Pustulosis Phase 2 Trial

Top-Line Data Anticipated H2 2020



Treatment Period
Monitoring Period
Week 0
Week 16
Week 24
Randomization
n=50*
ANB019 200mg SC Loading Dose +
100mg SC q4w Maintenance Dose
Placebo

Patient Population	Adult Moderate-to-Severe Palmoplantar Pustulosis

Key Endpoints Week 16	PPPASI Score Improvement Safety

ClinicalTrials.gov: NCT03633396

* Enhancing enrollment with increased clinical sites and geographies

AnaptysBio

Wholly-Owned Pipeline:
Anti-PD-1 Agonist (ANB030)
Anti-BTLA Modulator (ANB032)

Inflammatory Diseases

Anti-Inflammatory Checkpoint Receptor Antibodies

Novel Therapeutic Class Validated By Human Genetics

Anti-inflammatory checkpoint receptor antibodies have unique binding properties that are challenging to generate using traditional antibody technologies

AnaptysBio's technology platform has successfully discovered a portfolio of anti-inflammatory checkpoint receptor antibodies, which are advancing to clinical trials



Can treat inflammatory disorders
Modulate checkpoint receptor function
Anti-inflammatory checkpoint receptor antibodies
Immune Cells (e.g., T, B, dendritic)
Checkpoint Receptor (e.g. PD-1, BTLA)
Inhibit checkpoint receptor function
Checkpoint antagonist antibodies (for immuno-oncology indications)
or
Genetic mutations in checkpoint receptor pathways
Can lead to inflammatory disorders

ANB030: PD-1 Agonist Antibody

Novel Anti-Inflammatory Mechanism Applicable to T-Cell Driven Inflammatory Conditions

- PD-1 is a key inhibitory immune checkpoint receptor responsible for down-regulating T-cell mediated immune responses
- Insufficient PD-1 activity is associated with human inflammatory diseases
  - Genetic mutations in the PD-1 pathway can increase susceptibility to various inflammatory conditions*
- We hypothesize that augmenting PD-1 signaling through ANB030 treatment has the potential to suppress T-cell driven human inflammatory diseases
  - Designed to down-regulate autoreactive T cells by mimicking the function of PD-L1
- Phase 1 initiation anticipated in H1 2020
  - IND filed in Q4 2019



Activated T Cell
Antigen Presenting Cell
Antigen
TCR
MHC
Healthy Individuals
Negative Signal
PD-1
PD-L1
Inflammatory Disease Patients
Insufficient Signal
PD-1
Low PD-L1
Anticipated ANB030 Effect
Negative Signal
ANB030

* Okazaki and Honjo. Intern Immunol. 2007.

ANB032: BTLA Modulator Antibody

Emerging Lymphoid and Myeloid Immune Control Mechanism Broadly Applicable to Inflammatory Disease

- BTLA is an inhibitory checkpoint receptor responsible for regulating activation of lymphoid (T and B) cells and myeloid (dendritic) cells
- Genetic defects in the BTLA pathway are associated with enhanced susceptibility to inflammatory diseases*
- ANB032 is an anti-inflammatory antibody targeting the BTLA pathway
  - Anticipate ANB032 may be broadly applicable to inflammatory disease due to breadth of BTLA expression across immune cell types
  - ANB032 has demonstrated robust *in vivo* efficacy in animal models of GVHD
- ANB032 IND filing anticipated in H2 2020


LIGHT
ANB032
HVEM
BTLA
Pro-inflammatory
immune cell activation

We believe treatment with ANB032 stabilizes the interaction between BTLA and HVEM, which silences pro-inflammatory signaling mediated by HVEM binding to LIGHT

* Lin et al. J Biomed Sci. 2006.

AnaptysBio

Partnered Pipeline:
GSK Immuno-Oncology Programs

Dostarlimab (anti-PD-1 Antagonist)
TSR-022 (anti-TIM-3 Antagonist)
TSR-033 (anti-LAG-3 Antagonist)

GSK Immuno-Oncology Collaboration

Dostarlimab Approaching US Regulatory Approval

Indication	Phase 2	Phase 3
Endometrial		GARNET (n=740)
		RUBY (n=470)
Ovarian		FIRST (n=912)
	MOONSTONE (n=150)	
	OPAL (n=41)	
NSCLC	JASPER (n=142)	
Cervical	ATOMICC (n=132)*	
	STAR (n=66)*	
Liver	n=42*	
Rectal	n=30*	
Melanoma	n=56*	
All-Comer/ Undisclosed	AMBER (n=873)	
	CITRINO (n=200)	

Key: Dostarlimab (anti-PD-1 Antagonist) | Dostarlimab + TSR-022 (anti-TIM-3 Antagonist) [liver, melanoma, AMBER] | Dostarlimab + TSR-033 (anti-LAG-3 Antagonist) [CITRINO]

* Investigator sponsored trial

Key Deal Terms

- $1.1B in aggregate milestone payments
  - $432MM in potential development/ regulatory milestones
  - $660MM in potential commercial milestones
- 4-8% royalty upon global sales

Anticipated Near-Term Dostarlimab Milestones

- $10MM upon 1st BLA acceptance by FDA
- $20MM upon 1st US regulatory approval

AnaptysBio

Proprietary Technology Platform

Somatic Hypermutation (SHM) Platform

Proprietary Platform Incorporates in vitro SHM and Iterative Antibody Evolution

In Vitro SHM


AID
HEAVY
LIGHT
AID
HEAVY
LIGHT

Iterative Antibody Evolution


Starting Library
Selection
AID-Induced SHM
Selection
AID-Induced SHM
Optimized Antibody

In vitro SHM permits access to biological targets that have been difficult to address with prior antibody technologies

Somatic Hypermutation (SHM) Platform

Advantages Over Competing Antibody Technologies

- Unprecedented antibody diversity through SHM
  - *In situ* antibody diversity generation outside of the constraints of an *in vivo* environment
- High potency & functional activity
  - Only small doses may be required to convey therapeutic effect *in vivo*
- Reliable manufacturability
  - Increased probability of successful clinical and commercial manufacturing
- Speed: ~2.5 years from novel target to IND (or equivalent) filing
  - Enables rapid development of potentially first-in-class therapeutic antibodies to emerging target biology

7 AnaptysBio-generated antibodies have advanced to clinical development since 2016

AnaptysBio

Summary

Anticipated 2020 Wholly-Owned Pipeline Catalysts

Program	Milestone	Timing
Etokimab (anti-IL-33)	ECLIPSE: Adult Chronic Rhinosinusitis with Nasal Polyps Phase 2 Trial	Interim top-line data anticipated in H1 2020
	Moderate-to-Severe Eosinophilic Asthma Phase 2b Trial	Initiation Postponed
ANB019 (anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Additional clinical data and regulatory strategy update anticipated in 2020
	POPLAR: PPP Phase 2 Trial	Top-line data anticipated in H2 2020
ANB030 (anti-PD-1 Agonist)	Phase 1 Initiation	Anticipated H1 2020
ANB032 (anti-BTLA Modulator)	IND Filing	Anticipated H2 2020

AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Multiple Clinical Catalysts	Anticipated 2020 catalysts include: etokimab (CRSwNP Phase 2), ANB019 (GPP and PPP Phase 2), ANB030 (Phase 1) and ANB032 (IND filing)
Validated Platform	Rapid antibody R&D engine has advanced 7 internally-generated antibodies to clinical development since 2016
Novel Immunology Pipeline	Focused on first-in-class inflammation and immuno-oncology mechanisms, advancing 1 new program to IND each year
Accelerating Partnership Revenues	Approaching ~$100MM in partnership revenues, dostarlimab approval milestone and royalties anticipated following 2020 US BLA review
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2023, $444MM in cash (end Q3 2019) with projected 2020 net burn of ~$60MM

AnaptysBio